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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         May 14, 2001
                                                --------------------------------

                         BAY VIEW CAPITAL CORPORATION
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            (Exact name of registrant as specified in its charter)
         Delaware                  001-14879                     94-3078031
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)              Identification No.)

  1840 Gateway Drive, San Mateo, California                      94404
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      (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code        (650) 312-7200
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                                      N/A
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        (Former name and former address, if changed since last report.)

     ITEM 5.  OTHER EVENTS

     1. In a press release dated May 14, 2001, Bay View Capital Corporation announced that its previously announced rights offering to its stockholders has been over-subscribed.

              Attached as Exhibit 99.1 and incorporated herein by reference to this Form 8-K is a copy of the press release dated May 14, 2001 of Bay View Capital Corporation.

          The rights offering and a concurrent offering closed on May 15, 2001.

     ITEM 7.  EXHIBITS

          Exhibit

          99.1 Press release issued by Bay View Capital Corporation on May 14, 2001.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Bay View Capital Corporation
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                                                        (Registrant)

Date        May 17, 2001              By:           /s/ Douglas J. Wallis
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                                                         (Signature)
                                                      Douglas J. Wallis
                                                      Executive Vice President,
                                                        General Counsel and
                                                        Secretary